POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned are directors and/or officers of NATIONWIDE LIFE INSURANCE COMPANY, an Ohio corporation, which on or about July 1, 2007 will file with the U.S. Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, registration statements for the registration of the variable insurance products listed below:

•	Nationwide Heritage Annuity (a flexible premium deferred variable annuity)
•	Nationwide Protection VUL (a flexible premium variable universal life insurance policy)
•	Proprietary M-Financial Next Generation Corporate Variable Universal Life Policy

The undersigned hereby constitute and appoint W.G. Jurgensen, Patricia R. Hatler, Mark R. Thresher, Peter A. Golato, Timothy D. Crawford, Stephen M. Jackson, Jeanny V. Simaitis, and W. Michael Stobart, and each of them with power to act without the others, his/her attorney, with full power of substitution for and in his/her name, place and stead, in any and all capacities, to approve and sign such registration statements and any amendments thereto, with power to affix the corporate seal of said corporation thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have herewith set their names as of this 18th day of June 2007.

/s/ W. G. JURGENSEN	/s/ ARDEN L. SHISLER
W. G. JURGENSEN, Director and Chief Executive Officer	ARDEN L. SHISLER, Chairman of the Board
/s/ JOSEPH A. ALUTTO	/s/ JAMES G. BROCKSMITH
JOSEPH A. ALUTTO, Director	JAMES G. BROCKSMITH, JR., Director
/s/ KEITH W. ECKEL	/s/ LYDIA M. MARSHALL
KEITH W. ECKEL, Director	LYDIA M. MARSHALL, Director
/s/ DONALD L. MCWHORTER	/s/ MARTHA MILLER DE LOMBERA
DONALD L. MCWHORTER, Director	MARTHA MILLER DE LOMBERA, Director
/s/ DAVID O. MILLER	/s/ JAMES F. PATTERSON
DAVID O. MILLER, Director	JAMES F. PATTERSON, Director
/s/ GERALD D. PROTHRO	/s/ ALEX SHUMATE
GERALD D. PROTHRO, Director	ALEX SHUMATE, Director